Exhibit 99.1

Investor Relations Contact Marlon Nurse, DM Senior VP – Investor Relations 212-564-4700
Vertex Energy, Inc.

VERTEX ENERGY, INC. ANNOUNCES THIRD QUARTER 2015 FINANCIAL RESULTS

Gross Profit Increased 64%, Gross Margins of 13% in Third Quarter 2015

Conference Call Tomorrow, November 10, 2015 at 9:00 A.M. EST

HOUSTON, TX, November 9, 2015 - Vertex Energy, Inc. (NASDAQ:VTNR), an environmental services company that recycles industrial waste streams and off-specification commercial chemical products, announced today its financial results for the three and nine months ended September 30, 2015. The Company will host a conference call tomorrow, Tuesday, November 10, 2015, at 9 am EST.

FINANCIAL HIGHLIGHTS FOR THREE MONTHS ENDED SEPTEMBER 30, 2015

•	Revenue for the third quarter of 2015 versus third quarter of 2014 was down 48.9% to $39.3 million.
•	Gross Profit increased 64% year over year, while gross margins were 13%.
•	EBITDA of $291,796.
•	Street collections volume increased 51% year over year.
•	Per barrel margin was up 59% year over year.

FINANCIAL HIGHLIGHTS FOR NINE MONTHS ENDED SEPTEMBER 30, 2015

•	Revenue for the nine months ended September 30, 2015 was $126.1 million.
•	Overall volumes of product sold rose 16% for the first nine months of 2015, compared to the same period in 2014.
•	Gross profit declined 37% to $10.3 million
•	Market share at the Black Oil division grew as volumes increased 19% year over year.

Benjamin P. Cowart, Chairman and CEO of Vertex Energy said, “The oil market remains challenging, however we have undertaken numerous initiatives to manage our business efficiently. We are encouraged by our volume growth during this quarter. We will continue to manage spreads and work to gain market share. Our street collections volume increased 51% in the nine months ended September 30, 2015. Volumes from H&H Oil and our Heartland acquisition increased 59%, while volume at our Marrero, Louisiana facility was up 12% year over year.”

Mr. Cowart added, “Our gross margins for the third quarter 2015 were 13%, and our per barrel margin during the quarter was up 59% year over year.”

Mr. Cowart concluded, “We implemented our service fee model for collections of used oil and environmental services in January 2015. Our average charge for these services was 10 cents per gallon for the used oil we collected at the end of the third quarter 2015. The recent announced decision of our peers to implement a charge for oil program should have a positive impact in our industry.”

Management of Vertex Energy will host a conference call tomorrow, November 10, 2015, at 9:00 a.m. EST. Those who wish to participate in the conference call may telephone (877) 869-3847 from the U.S. and international callers may telephone (201) 689-8261, approximately 15 minutes before the call. A webcast will also be available under the Investor Relations section of the Company’s website at: www.vertexenergy.com.

A digital replay will be available by telephone approximately two hours after the completion of the call until December 31, 2015, and may be accessed by dialing (877) 660-6853 from the U.S. or (201) 612-7415 for international callers, and using the Conference ID #13622074.

ABOUT VERTEX ENERGY, INC.

Vertex Energy, Inc. (NASDAQ: VTNR) is a leading environmental services company that recycles industrial waste streams and off-specification commercial chemical products. Its primary focus is recycling used motor oil and other petroleum by-product streams. Vertex Energy purchases these streams from an established network of local and regional collectors and generators. Vertex Energy also manages the transport, storage and delivery of the aggregated feedstock and product streams to end users, and manages the re-refining of a portion of its aggregated petroleum streams in order to sell them as higher-value end products. Vertex Energy sells its aggregated petroleum streams as feedstock to other re-refineries and fuel blenders or as replacement fuel for use in industrial burners. The re-refining of used motor oil that Vertex Energy manages takes place at its facility, which uses a proprietary Thermal Chemical Extraction Process (“TCEP”) technology. Based in Houston, Texas, Vertex Energy also has offices in California, Chicago, Georgia, Nevada, and Ohio. More information on Vertex Energy can be found at www.vertexenergy.com.

This press release may contain forward-looking statements, including information about management's view of Vertex Energy's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the "Act"). In particular, when used in the preceding discussion, the words "believes," "expects," "intends," "plans," "anticipates," or "may," and similar conditional expressions are intended to identify forward-looking statements within the meaning of the Act, and are subject to the safe harbor created by the Act. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of Vertex Energy, its divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Vertex Energy files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Vertex Energy's future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex Energy cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex Energy undertakes no obligation to update these statements after the date of this release, except as required by law, and also takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex Energy.

VERTEX ENERGY, INC.
RECONCILIATION OF NET INCOME (LOSS) TO EARNINGS BEFORE INTEREST TAXES
DEPRECIATION AND AMORTIZATION (EBITDA)*
	For the Three Months Ended
	September 30, 2015	September 30, 2014
Net (loss) income	$(2,069,876)	$(1,929,370)
Add (deduct):
Interest expense	763,791	947,325
Depreciation and amortization	1,597,881	1,180,443
Tax (expense) benefit	-	57,975

EBITDA*	$291,796	$256,373

* EBITDA is a non-GAAP financial measure. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

EBITDA represents net income before interest, taxes, depreciation and amortization. EBITDA is presented because we believe it provides additional useful information to investors due to the various non-cash items during the period. EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are:

•	EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	EBITDA does not reflect changes in, or cash requirements for, working capital needs;

•	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in this industry may calculate EBITDA differently than Vertex Energy does, limiting its usefulness as a comparative measure.

VERTEX ENERGY, INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
	September 30, 2015	December 31, 2014
ASSETS
Current assets
Cash and cash equivalents	$4,020,161	$6,017,076
Accounts receivable, net	7,897,650	9,936,948
Current portion of notes receivable, net	1,000,000	3,150,000
Inventory	3,847,157	12,620,616
Prepaid expenses	2,169,524	1,245,307
Costs in excess of billings	—	779,285
Total current assets	18,934,492	33,749,232

Noncurrent assets

Fixed assets, at cost	61,560,190	59,919,721
Less accumulated depreciation	(6,742,217)	(3,758,373)
Net fixed assets	54,817,973	56,161,348
Notes receivable	8,308,000	8,308,000
Intangible assets, net	17,687,897	18,512,960
Goodwill	4,922,353	4,922,353
Deferred financing cost, net	1,818,376	2,191,888
Deferred federal income tax	—	9,495,000
Other assets	481,450	481,450
Total noncurrent assets	88,036,049	100,072,999
TOTAL ASSETS	$106,970,541	$133,822,231

LIABILITIES, TEMPORARY EQUITY, AND EQUITY
Current liabilities
Accounts payable and accrued expenses	$12,893,323	$21,984,136
Dividends payable	401,951	—
Capital leases	364,561	492,755
Current portion of long-term debt	4,773,042	40,136,584
Revolving note	659,893	—
Deferred revenue	—	463,210
Total current liabilities	19,092,770	63,076,685
Long-term liabilities
Long-term debt	21,644,605	1,867,574
Derivative liability	4,393,034	—
Contingent consideration	6,069,000	6,069,000
Deferred federal income tax	—	4,189,000
Total liabilities	51,199,409	75,202,259

COMMITMENTS AND CONTINGENCIES

TEMPORARY EQUITY
Series B Preferred shares, $.001 par value per share:
10,000,000 shares authorized, 8,032,274 and 0 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively with liquidation preference of $24,900,050 at
September 30, 2015	11,191,623	—

EQUITY
Preferred stock, $0.001 par value per share:
50,000,000 shares authorized
Series A Convertible Preferred stock, $0.001 par value,
5,000,000 authorized and 612,943 and 630,419 issued
and outstanding with a liquidation preference of $913,285 and $939,324 at September 30, 2015 and December 31,
2014, respectively	613	630
Common stock, $0.001 par value per share;
750,000,000 shares authorized; 28,214,276 and 28,108,105
issued and outstanding at September 30, 2015 and
December 31, 2014, respectively	28,214	28,109
Additional paid-in capital	52,884,086	46,595,472
Retained earnings (accumulated deficit)	(8,333,404)	11,995,761
Total Equity	$44,579,509	$58,619,972
TOTAL LIABILITIES, TEMPORARY EQUITY, AND EQUITY	$106,970,541	$133,822,231

VERTEX ENERGY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014
(UNAUDITED)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenues	$39,262,584	$76,903,516	$126,066,634	$196,332,796
Cost of revenues	34,104,949	73,761,171	115,748,581	179,949,373
Gross profit	5,157,635	3,142,345	10,318,053	16,383,423

Reduction of contingent consideration	—	(1,876,752)	—	(1,876,752)

Operating expenses:
Selling, general and administrative expenses (exclusive of acquisition related expenses)	6,052,764	4,706,104	17,064,043	11,786,070
Depreciation and amortization expense	1,597,881	1,180,443	4,716,177	2,981,393
Acquisition related expenses	5,910	259,235	163,588	2,819,065
Total operating expenses	7,656,555	6,145,782	21,943,808	17,586,528

Income (loss) from operations	(2,498,920)	(1,126,685)	(11,625,755)	673,647

Other income (expense):
Provision for doubtful accounts	—	—	(2,650,000)	—
Other income	11	109,980	29	110,357
Gain on bargain purchase	—	92,635	—	6,573,686
Other income (expense)	(20,657)	—	(78,316)	(10,866)
Gain on change in value of derivative liability	818,051	—	2,635,033	—
Gain on futures contracts	395,430	—	395,430	—
Interest expense	(763,791)	(947,325)	(2,851,947)	(1,680,371)
Total other income (expense)	429,044	(744,710)	(2,549,771)	4,992,806

Income (loss) before income tax	(2,069,876)	(1,871,395)	(14,175,526)	5,666,453

Income tax expense	—	(57,975)	(5,306,000)	(57,975)

Net income (loss)	$(2,069,876)	$(1,929,370)	$(19,481,526)	$5,608,478

Net income (loss) attributable to non-controlling interest	$—	$—	$—	$325,399

Net income (loss) attributable to Vertex Energy, Inc.	$(2,069,876)	$(1,929,370)	$(19,481,526)	$5,933,877

Less: accretion of discount on series B	$(444,899)	$—	$(444,899)	$—
Less: accrual of dividend on series B	(402,740)	—	(402,740)	—
Less: other	(55,056)	—	(55,056)	—

Net income (loss) available to common shareholders	$(2,972,571)	$(1,929,370)	$(20,384,221)	$5,933,877

Earnings (loss) per common share
Basic	$(0.11)	$(0.08)	$(0.72)	$0.26
Diluted	$(0.11)	$(0.08)	$(0.72)	$0.24

Shares used in computing earnings per share
Basic	28,198,701	25,151,660	28,165,427	23,077,914
Diluted	28,198,701	25,151,660	28,165,427	24,825,326

VERTEX ENERGY, INC.
CONSOLIDATED STATEMENTS OF EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015
	Common Stock Shares	Common Stock $.001 Par	Series A Preferred Stock Shares	Series A Preferred Stock $.001 Par	Additional Paid-in Capital	Retained Earnings	Total Equity
Balance on January 1, 2015	28,108,105	$28,108	630,419	$630	$46,595,472	$11,995,761	$58,619,971
Share based compensation expense, total	—	—	—	—	305,153	—	305,153
Issuance of restricted common stock	56,180	56	—	—	199,958	—	200,014
Conversion of preferred A stock to common	17,476	17	(17,476)	(17)	—	—	—
Conversion of Preferred B stock to common	32,515	33			100,763		100,796
Beneficial conversion feature on Preferred stock (APIC)	—	—	—	—	5,682,740	—	5,682,740
Dividends declared, Preferred B shares, stock						(402,740)	(402,740)
Accretion of redemption discount, Preferred series B					—	(444,899)	(444,899)
Net income (loss)	—	—	—	—	—	(19,481,526)	(19,481,526)
Balance on September 30, 2015	28,214,276	$28,214	612,943	$613	$52,884,086	$(8,333,404)	$44,579,509

VERTEX ENERGY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014
(UNAUDITED)
	Nine Months Ended
	September 30, 2015	September 30, 2014
Cash flows from operating activities
Net income (loss)	$(19,481,526)	$5,608,478
Adjustments to reconcile net income to cash provided by (used in) operating activities
Stock based compensation expense	305,153	173,979
Depreciation and amortization	4,716,177	2,981,393
Gain on acquisition	—	(6,573,686)
Loss on asset sale	63,410	—
Gain on change in fair value of derivative liability	(2,635,033)	—
Deferred federal income tax	5,306,000	—
Reduction of contingent liability	—	(1,876,752)
Changes in operating assets and liabilities
Accounts receivable	1,879,150	(9,731,011)
Allowance for doubtful accounts	2,810,146	(230,000)
Notes receivable-related party	—	(3,150,000)
Inventory	8,773,459	(6,269,253)
Prepaid expenses	(924,216)	(1,348,935)
Costs in excess of billings	779,285	—
Accounts payable	(8,858,058)	8,962,991
Deferred revenue	(495,965)	—
Other assets	—	(81,450)
Net cash provided by (used in) operating activities	(7,762,018)	(11,534,246)

Cash flows from investing activities
Acquisitions	(1,082,649)	(30,164,464)
Purchase of fixed assets	(1,159,488)	(4,227,056)
Proceeds from asset sales	4,500	—
Notes receivable	(500,000)	—
Net cash used in investing activities	(2,737,637)	(34,391,520)

Cash flows from financing activities
Proceeds from sale of stock	23,557,553	15,803,000
Payments on contingent consideration	—	(136,662)
Payments on notes payable	(18,019,983)	(10,469,474)
Proceeds from note payable	2,305,277	41,372,315
Proceeds from revolving note	74,801,900	—
Payments on revolving note	(74,142,007)	—
Debt issue cost	—	(2,452,157)
Proceeds from exercise of common stock options and warrants	—	359,862
Net cash provided by (used in) financing activities	8,502,740	44,476,884

Net change in cash and cash equivalents	(1,996,915)	(1,448,882)

Cash and cash equivalents at beginning of the period	6,017,076	2,678,628

Cash and cash equivalents at end of period	$4,020,161	$1,229,746

SUPPLEMENTAL INFORMATION
Cash paid for interest	$2,835,681	$1,600,117
Cash paid for income taxes	$—	$80,158

NON-CASH INVESTING AND FINANCING TRANSACTIONS
Conversion of Series A Preferred Stock into common stock	$17	$689
Dividends declared but not yet paid	$401,951	$—
Note payable for acquisition of E-Source interest	$—	$854,050
Additional paid in capital for acquisition of E-Source interest	$—	$1,790,745
Shares issued as payment	$200,000	$—
Beneficial conversion feature for Series B Preferred stock	$5,737,796	$—
Fair value of warrants issued with series B Preferred stock	$7,028,067	$—